UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Definitive Proxy Statement Pursuant to Section 14(a) of the Securities
 Exchange Act of 1934 (Amendment No. )

Filed by Registrant ✓

Filed by Party other than Registrant

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Preliminary Proxy Statement		Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement	✓	Definitive Additional Materials

Soliciting Materials Pursuant to §240.14a-12

HAWK SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _____________

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Fee paid previously with preliminary materials.

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	(4)	Date Filed: ________________________________________________________________________

Hawk Systems, Inc.		CONTROL ID:
PASSWORD:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Shareholders
	DATE:	Monday, February 14, 2011
	TIME:	9:00 A.M.
	LOCATION:	Boca Raton Marriott, 5150 Town Center Circle, Boca Raton, Florida 33486
HOW TO REQUEST PAPER COPIES OF OUR MATERIALS
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PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/HWSY and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Both the proxy statement and annual report are available at: https://www.iproxydirect.com/hwsy

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before January 31, 2011.

You may enter your voting instructions at https://www.iproxydirect.com until 11:59 PM Eastern Time February 13, 2011.

The purposes of this meeting are as follows:
1.		1. To elect directors to hold office for a term of one year until our 2012 annual meeting of stockholders: Douglas G. Scott James Liantonio Todd Newberry Edward Dingler
Pursuant to new Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote or request printed copies.

The Board of Directors recommends that you vote ‘FOR’ the proposal above.

Please note – This is not a Proxy Card - you cannot vote by returning this card

FIRST-CLASS MAIL US POSTAGE PAID CARY NC PERMIT # 869

HAWK SYSTEMS, INC.
SHAREHOLDER SERVICES
500 PERIMETER PARK DRIVE, SUITE D
MORRISVILLE NC 27560-9638

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

UPDATE

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT